Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Brian Morales, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The annual report on Form 10-K of Zoompass Holdings, Inc. for the year ended December 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Form 10-K fully presents, in all material respects, the financial condition and results of operations of Zoompas Holdings Inc.

By:  /s/ Brian Morales
Brian Morales
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date:  April 21, 2017